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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 7, 2001


                                House2Home, Inc.
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                     1-10259                     33-0109661
     (State or Other        (Commission File Number)           (IRS Employer
     Jurisdiction of                                         Identification No.)
      Incorporation)


                  Support Center Offices
                   3345 Michelson Drive
                    Irvine, California                           92612
         (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (949) 442-5000


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Item 3.  Bankruptcy or Receivership

         On November 7, 2001, House2Home, Inc. (the "Registrant") and its subsidiaries filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (Case Number SA01-19244). Pursuant to the bankruptcy filing, the Registrant has remained in possession of its assets and properties, and its business and affairs will continue to be managed by its directors and officers, subject to the supervision of the Bankruptcy Court.


Item 5.  Other events.

         On November 7, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference. The press release (i) addresses the voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code filed by the Registrant,
(ii) reports that the Registrant intends to file a motion requesting Bankruptcy Court authorization to liquidate and cease operating all 42 of its House2Home home decorating superstores, and (iii) reports that, subject to ratification by the Bankruptcy Court, the Registrant has agreed to a cash collateral stipulation with its bank group that will enable the Registrant to retain a predetermined portion of cash from anticipated store liquidation sales to fulfill obligations from business operations.

         On November 7, 2001, the Registrant was notified by the New York Stock Exchange (the "NYSE") that trading in the common stock of the company (NYSE:HTH) has been suspended. The Registrant announced that it understands that the NYSE will make an application to the Securities and Exchange Commission to delist the issue. The Registrant announced that it will not appeal the trading suspension or the delisting of its issue. On November 7, 2001, the Registrant issued a second press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein in its entirety by reference. The press release confirmed the NYSE notification, as set forth above.


Item 5.  Exhibits.

         99.1 Press release, dated November 7, 2001, issued by House2Home, Inc. relating to its voluntary Chapter 11 petition filing.

         99.2 Press release, dated November 7, 2001, issued by House2Home, Inc. relating to the NYSE suspension of trading of the common stock of the Registrant.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     House2Home, Inc.


Date:    November 13, 2001                  By: /s/ William B. Langsdorf
                                               ---------------------------------
                                                    William B. Langsdorf
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)